NUVEEN EQUITY LONG/SHORT FUND

SUPPLEMENT DATED APRIL 13, 2017

TO THE SUMMARY PROSPECTUS DATED MARCH 31, 2017

Effective immediately, Anthony R. Burger is no longer a portfolio manager for Nuveen Equity Long/Short Fund. Robert C. Doll and Scott M. Tonneson will continue to serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ELSS-0417P